Exhibit 32.1

                          CERTIFICATION PURSUANT TO
          SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Senior Vice President and Chief Financial Officer of VSE Corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:


      1) the Company's Annual Report on Form 10-K for the year ending December 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 11, 2004                    /s/ T. R. Loftus
                                         ___________________________
                                         T. R. Loftus
                                         Senior Vice President and
                                         Chief Financial Officer
                                         (Principal Accounting Officer)